                                                                   EXHIBIT 10.17

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                             INTERCREDITOR AGREEMENT

                                      AMONG

                             BANK OF AMERICA, N.A.,
                               as Collateral Agent

                                       AND

                             BANK OF AMERICA, N.A.,
         individually, and as Administrative Agent for the other Lenders


                                       AND

                    THE NOTEHOLDERS WHICH ARE PARTIES HERETO

          RE:               QUANTA SERVICES, INC.



                           Dated as of March 23, 2000


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                                TABLE OF CONTENTS

SECTION                              HEADING                               PAGE
Parties......................................................................1

Recitals.....................................................................1

SECTION 1.    DEFINED TERMS..................................................2


SECTION 2.    APPOINTMENT OF COLLATERAL AGENT................................8


SECTION 3.    DECISIONS RELATING TO ADMINISTRATION AND EXERCISE OF
              REMEDIES VESTED IN THE MAJORITY BENEFITED PARTIES..............8


SECTION 4.    APPLICATION OF MONIES AND PROCEEDS............................10


SECTION 5.    PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT...............11


SECTION 6.    INFORMATION...................................................12


SECTION 7.    ADDITIONAL PARTIES............................................13


SECTION 8.    DISCLAIMERS, INDEMNITY, ETC...................................14


SECTION 9.    INVALIDATED PAYMENTS..........................................16


SECTION 10.   MISCELLANEOUS.................................................17


Signature Page..............................................................20


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                             INTERCREDITOR AGREEMENT

         This INTERCREDITOR AGREEMENT (as amended, restated or otherwise modified from time to time in accordance with the terms hereof, this "Agreement") is dated as of March 23, 2000 and entered into among the Noteholders (as hereinafter defined), and Bank of America, N.A., as the Collateral Agent (as hereinafter defined) individually, and as Agent (as hereinafter defined). This Agreement is consented to, as evidenced by their execution of the acknowledgment hereto, by Quanta Services, Inc., a Delaware corporation (the "Issuer"), and by the subsidiaries of the Issuer (each a "Subsidiary Guarantor") which have executed Guaranties (as hereinafter defined). The Issuer and each Subsidiary Guarantor are individually referred to as an "Obligor" and collectively as the "Obligors."

                                    RECITALS

         WHEREAS, the Issuer has entered into that certain Third Amended and Restated Secured Credit Agreement dated as of June 14, 1999 (said agreement, as amended prior hereto and as it may hereafter be amended, restated, refinanced, or otherwise modified (including any increase in or reduction in the principal amount thereof) from time to time the "Existing Credit Agreement" and together with any Successor Credit Agreement, as hereinafter defined, the "Credit Agreement") among the Issuer and the Lenders from time to time parties thereto (each a "Lender" and collectively the "Lenders"), and Bank of America, N.A. as administrative agent for the Lenders.

         WHEREAS, the Subsidiary Guarantors have or will guaranty the obligations of the Issuer under the Credit Agreement pursuant to one or more Subsidiary Guaranties (the "Bank Guaranties").

         WHEREAS, the obligations of the Issuer under the Credit Agreement and in respect of certain Hedging Transactions (as defined below) and the obligations of the Subsidiary Guarantors under the Bank Guaranties are secured pursuant to certain Bank Security Documents (as hereinafter defined), among the Obligors and the Collateral Agent, pursuant to which the Obligors have granted a security interest to the Collateral Agent (on behalf of the Lenders) in substantially all of their personal property to secure the Credit Obligations.

         WHEREAS, the Issuer has entered into a Note Purchase Agreement dated as of March 1, 2000 (said agreement as amended, restated, supplemented or otherwise modified from time to time, the "Note Agreement"), between the Issuer and the Purchasers named therein (the "Existing Noteholders") pursuant to which the Existing Noteholders purchased or will purchase the Issuer's (i) $73,000,000 8.46% Series 2000-A Senior Secured Notes, Tranche 1 due March 1 2005, (ii) $41,500,000 8.55% Series 2000-A Senior Secured Notes, Tranche 2, due March 1, 2007 and (iii) $35,500,000 8.61% Senior Secured Notes, Tranche 3, due March 1, 2010 (collectively, the "Existing Senior Notes").

         WHEREAS, it is contemplated that additional series of senior notes may be issued from time to time pursuant to one or more supplements to the Note Agreement to institutional investors (which may include the Existing Noteholders) such additional senior notes together with the Existing Senior Notes being hereinafter referred to collectively as the "Senior Notes"). The purchasers of such additional Senior Notes which become Parties hereto being hereinafter together with the Existing Noteholders collectively referred to as the "Noteholders".

         WHEREAS, the Parties desire that the Proceeds from the commencement of Enforcement (as hereinafter defined) proceedings with respect to the collateral under the Security Documents shall be shared equally and ratably among the Benefited Parties (as hereinafter defined) in accordance with the terms of this Agreement.

         WHEREAS, the Subsidiary Guarantors have or will guaranty the obligations of the Issuer under the Note Agreement and the Senior Notes pursuant to one or more Subsidiary Guaranties (the "Noteholder Guaranties").

         WHEREAS, the obligations of the Issuer under the Note Agreement and the Senior Notes and the obligations of the Subsidiary Guarantors under the Noteholder Guaranties are secured pursuant to certain Noteholder Security Documents (as hereinafter defined), among the Obligors and the Collateral Agent, as collateral agent for the Noteholders, pursuant to which the Obligors have granted a security interest to the Collateral Agent (on behalf of the Noteholders) in substantially all of their personal property to secure the Senior Note Obligations.

         WHEREAS, the Noteholders, the Lenders and the Collateral Agent (individually a "Party" and collectively the "Parties") desire to enter into this Intercreditor Agreement and further desire that Bank of America, N.A. act as the collateral agent on behalf of all Parties regarding the Collateral, all as more fully provided herein; and the Parties have entered into this Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Parties regarding their pari passu interests in the Collateral.

         WHEREAS, it is contemplated that the Lenders or other financial institutions (the "Successor Lenders") may enter into one or more agreements with the Obligors either extending the maturity of or refinancing all or any portion of the Credit Obligations (as hereinafter defined) (including an increase or decrease in the principal amount thereof).

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto hereby agree as follows:

SECTION 1.      DEFINED TERMS.

         As used in this Agreement the following terms have the following meanings:

         "Acceleration Premium Obligations" means all obligations of the Issuer to pay a "Make Whole Amount" (as defined in the Note Agreement) to the Noteholders as a result of the acceleration of their respective Senior Note Obligations payable under the Note Agreement.


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         "Affiliate," as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

         "Agent" means Bank of America, N.A. in its capacity as Administrative Agent under the Credit Agreement and any successor Administrative Agent under the Credit Agreement.

         "Agreement" has the meaning ascribed to that term in the introductory paragraph hereto.

         "Bank Documents" means the Credit Agreement, the Bank Guaranties, the Bank Security Documents, and any other document or instrument whether now existing or hereafter given to the Collateral Agent or any Lender in respect of the Credit Obligations.

         "Bank Guaranties" has the meaning ascribed to that term in the recitals hereto.

         "Bank Security Documents" means any security agreement, hypothec, mortgage, deed of trust, pledge agreement or other agreement or instrument pursuant to which any Obligor grants a Lien to secure the Credit Obligations whether now existing or hereafter incurred.

         "Bankruptcy Proceeding" means, with respect to any Person, a general assignment by such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

         "Benefited Obligations" means (a) all Credit Obligations, (b) all Senior Note Obligations, (c) all Hedging Exposure and other obligations of the Issuer under or arising in connection with any Interest Rate Protection Agreement, and (d) all other amounts payable by any Obligor under this Agreement, any Guaranty and the Security Documents (including, without limitation, the reasonable fees and expenses of the Collateral Agent).

         "Benefited Parties" means the holders, from time to time, of the Benefited Obligations.

          "Code" means the Uniform Commercial Code as the same may from time to time be in effect in the appropriate jurisdiction.

         "Collateral" means all property and interests in property of any Obligor in which a Lien has been created under the Security Documents.

         "Collateral Agent" means Bank of America, N.A., in its capacity as collateral agent hereunder and any successor collateral agent appointed pursuant to Section 8 hereof.


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         "Credit Agreement" has the meaning ascribed to that term in the recitals hereto.

         "Credit Obligations" means all outstanding and unpaid obligations of every nature of the Obligors (including L/C Obligations) from time to time to the Lenders or any of them under the Credit Agreement and any other Bank Documents.

         "Directing Party" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Benefited Party represented by such Party) that has given such instruction to the Collateral Agent.

         "Enforcement" means the commencement of enforcement, collection (including judicial or non-judicial foreclosure) or similar proceedings with respect to the Collateral.

         "Event of Default" means an "Event of Default" or "Default" as defined in any Financing Agreement.

         "Existing Credit Agreement" has the meaning ascribed to that term in the recitals hereto.

         "Existing Noteholders" has the meaning ascribed to that term in the recitals hereto.

         "Existing Senior Notes" has the meaning ascribed to that term in the recitals hereto.

         "Financing Agreements" means the Bank Documents, the Noteholder Documents, any Interest Rate Protection Agreement, this Agreement, the Security Documents, and any other instruments, documents or agreements entered into in connection with any Benefited Obligation or Financing Agreement.

         "Guaranty" means any Bank Guaranty or any Noteholder Guaranty and "Guaranties" means the Bank Guaranties and the Noteholder Guaranties.

         "Hedging Exposure" means, on any date of determination for any Hedging Transaction, the amount, as calculated in good faith and in a commercially reasonable manner by the Lender that is the Issuer's counterpart for such Hedging Transaction, which such Lender would pay to a third party (such amount being expressed as a negative number) or receive from a third party (such amount being expressed as a positive number) in an arm's-length transaction as consideration for the third party's entering into a new transaction with such Lender in which: (a) such Lender holds the same position in the Hedging Transaction as it currently holds; (b) the third party holds the same position as the Issuer currently holds; and (c) the new transaction has economic and other terms and conditions identical in all respects to such Hedging Transaction except that (i) the date of calculation shall be deemed to be the date of commencement of the new transaction and (ii) all period end dates shall correspond to all period end dates, if any, for such Hedging Transaction.

         "Hedging Transaction" means each interest rate swap transaction, basis swap transaction, forward rate transaction, commodity swap transaction, equity index transaction, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap


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


transaction or any other similar transaction (including any option with respect to any of these transactions and any combination of any of the foregoing) entered into by the Issuer from time to time pursuant to an Interest Rate Protection Agreement; provided that such transaction is entered into for risk management purposes and not for speculative purposes.

         "Interest Rate Protection Agreement" means any interest rate swap, cap, floor, collar, forward rate agreement, or other rate protection transaction, or any combination of such transactions or agreements or any option with respect to any such transactions or agreements now existing or hereafter entered into between the Issuer and any Lender or Successor Lender.

         "Issuer" has the meaning ascribed to that term in the introductory paragraph hereto.

         "L/C Obligations" has the meaning set forth in the Credit Agreement.

         "Lenders" has the meaning ascribed to that term in the recitals hereto.

         "Letter of Credit" has the meaning set forth in the Credit Agreement.

         "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

         "Majority Benefited Parties" means (a) the Required Lenders under the Credit Agreement, and (b) Noteholders holding (or representing) at least 51% of the outstanding principal amount of the Senior Notes, each voting as a separate class, provided that if at any time the amount of the Credit Obligations or the aggregate outstanding principal amount of the Senior Notes represents less than 5% of the sum of the aggregate outstanding principal amount of the indebtedness evidenced by the Senior Notes and the amount of the Credit Obligations, then "Majority Benefited Parties" shall mean Benefited Parties, considered as a single class, holding more than 50% of the sum of (i) the outstanding principal amount of the Senior Notes, plus (ii) the outstanding amount of the Credit Obligations. Determination of the "amount of the Credit Obligations" shall be based on the commitments of the Lenders; provided that if an Event of Default shall exist such determination shall be based on the amount of the outstanding Credit Obligations.

          "Non-Directing Party" means, with respect to any particular instruction given to the Collateral Agent, each Party (and each Benefited Party represented by such Party) that has not given or agreed with such instruction given to the Collateral Agent.

         "Note Agreement" has the meaning ascribed to that term in the recitals hereto.

         "Noteholder Documents" means (i) the Note Agreement; (ii) the Senior Notes; (iii) the Noteholder Guaranties; and (iv) the Noteholder Security Documents.

         "Noteholder Guaranties" has the meaning ascribed to that term in the recitals hereto.


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         "Noteholder Security Documents" means any security agreement, hypothec, mortgage, deed of trust, pledge agreement or other agreement or instrument pursuant to which any Obligor grants a Lien to secure the Senior Note Obligations.

         "Noteholders" has the meaning ascribed to that term in the recitals hereto.

         "Obligors" has the meaning ascribed to that term in the recitals hereto.

         "Opinion of Counsel" means a written opinion of an attorney or firm of attorneys which is not an employee of the Person requesting such opinion or any affiliate of such Person but which may be outside counsel engaged or retained by such Person, a copy of which opinion is furnished to each Benefited Party.

          "Party" has the meaning ascribed to that term in the recitals hereto.

         "Person" means any individual, corporation, partnership, limited liability company, trust or other entity.

         "Preferential Payment" means any payments (including payments from any Subsidiary Guarantor) or Proceeds from any Obligor or any other source with respect to the Benefited Obligations (including from the exercise of any set-off) which are:

                  (i) received by a Benefited Party within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to any Obligor, or the acceleration of any Senior Notes or the Credit Obligations, and which payment reduces the amount of the Benefited Obligations owed to such Benefited Party as of the date of commencement of such Bankruptcy Proceedings or the date of such acceleration below the amount owed to such Benefited Party as of the 90th day prior to such occurrence, or

                  (ii) received by a Benefited Party (A) within 90 days prior to the occurrence of any other Event of Default which has not been waived or cured within 45 days after the occurrence thereof and which payment reduces the amount of the Benefited Obligations owed to such Benefited Party as of the date of occurrence of such Event of Default below the amount owed to such Benefited Party as of the 90th day prior to the occurrence of such Event of Default or (B) within 45 days after the occurrence of such Event of Default, or

                 (iii) received by a Benefited Party after the occurrence of a Special Event of Default (except as provided in Section 5(b)) and such payment reduces the amount of the Benefited Obligations owed to such Party as of the date of the occurrence of such Special Event of Default.

         "Proceeds" has the meaning assigned to it under the Code and, in any event, includes, but is not limited to, (a) any and all proceeds of any collection, sale or other disposition of the Collateral, (b) any and all amounts from time to time paid or payable under or in connection with


                                      -6-
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any of the Collateral and (c) amounts collected by the Collateral Agent or any
Lender by way of off-set, deduction or counterclaim.

         "Required Lenders" means those Lenders having aggregate percentages of the revolving loan commitments under the Credit Agreement entitled to direct the Agent to act or refrain from acting in its capacity as agent under the Credit Agreement.

         "Required Noteholders" means, with respect to any particular Event of Default which shall at the time exist under any Note Agreement, the percentage of Noteholders required to waive such Event of Default under the provisions of such Note Agreement or, if the Senior Notes under the applicable Note Agreement shall have been accelerated, the percentage of Noteholders required to rescind such acceleration under the provisions of such Note Agreement.

         "Security Documents" means the Bank Security Documents and the Noteholder Security Documents.

         "Senior Debt" means debt for borrowed money, including Senior Notes issued after the date of this Agreement but excluding debt outstanding under the Credit Agreement, which is not subordinated in right of payment to any other obligation of the Issuer.

         "Senior Note Obligations" means all outstanding and unpaid obligations of every nature of the Obligors from time to time to the Noteholders under the Noteholder Documents, including, without limitation, the Acceleration Premium Obligations and all fees, collection costs and other expenses otherwise accruing under the Noteholder Documents.

         "Senior Notes" means all senior notes issued pursuant to the Note Agreement.

         "Special Event of Default" shall mean (i) the commencement of a Bankruptcy Proceeding with respect to any Obligor, (ii) any other Event of Default which has not been waived or cured within 45 days after the occurrence thereof, or (iii) the acceleration of any Senior Notes or the Credit Obligations.

         "Special Trust Account" shall mean that certain interest bearing trust account maintained by the Collateral Agent for the purpose of receiving and holding Preferential Payments.

         "Subsidiary Guarantor" has the meaning ascribed to that term in the recitals hereto.

         "Successor Credit Agreement" shall mean any replacement, refinancing or restructuring of the Existing Credit Agreement; provided that each Successor Lender thereunder or an agent acting on behalf of all such Successor Lenders has executed an acknowledgment to this Agreement in the form attached hereto as Exhibit A.

         "Successor Lenders" has the meaning ascribed to that term in the recitals hereto.


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SECTION 2.      APPOINTMENT OF COLLATERAL AGENT.

         Agent and each Noteholder hereby acknowledges that it has appointed Bank of America, N.A. to serve as the Collateral Agent and authorized the Collateral Agent to act as agent for the Benefited Parties for the purposes of executing and delivering on behalf of the Benefited Parties the Security Documents and, subject to the provisions of this Agreement, enforcing the Benefited Parties' rights in respect of the Collateral and the obligations of the Obligors under the Security Documents.

SECTION 3. DECISIONS RELATING TO ADMINISTRATION AND EXERCISE OF REMEDIES VESTED IN THE MAJORITY BENEFITED PARTIES.

         (a) The Collateral Agent agrees that it will not commence Enforcement without the written approval of the Majority Benefited Parties. The Collateral Agent agrees to administer the Security Documents and the Collateral and to make such demands and give such notices under the Security Documents as the Majority Benefited Parties may request in writing, and to take such action to enforce the Security Documents and to realize upon, collect and dispose of the Collateral or any portion thereof as may be directed in writing by the Majority Benefited Parties; provided that the Collateral Agent shall not be required to take any action (i) that is in the Opinion of Counsel contrary to law or to the terms of this Agreement or the Security Documents, or that would in the Opinion of Counsel subject the Collateral Agent or any of its officers, employees, agents or directors to liability, and (ii) until the Collateral Agent shall be indemnified to its reasonable satisfaction by one or more of the Benefited Parties against any and all loss, cost, expense or liability in connection therewith.

         (b) Each Party agrees that the Collateral Agent shall act as the Majority Benefited Parties may request (regardless of whether any individual Party or Benefited Party agrees, disagrees or abstains with respect to such request), that the Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not conflict with the express terms of this Agreement) and that no Directing Party or Non-Directing Party shall have any liability to any Non-Directing Party or Directing Party, respectively, for any such request. The Collateral Agent shall give prompt notice to the Non-Directing Parties of action taken pursuant to the instructions of the Majority Benefited Parties to enforce any Security Document; provided, however, that the failure to give any such notice shall not impair the right of the Collateral Agent to take any such action or the validity or enforceability under this Agreement of the action so taken. Notwithstanding anything herein to the contrary, the Majority Benefited Parties shall agree to release the Collateral from the security interests granted for the benefit of any Non-Directing Party only if the Collateral Agent is concurrently releasing the security interest granted with respect to such Collateral for all Benefited Parties having a security interest in such Collateral.

         (c) Each Party agrees that the only right of a Non-Directing Party under the Security Documents is for Benefited Obligations held by such Non-Directing Party to be secured by the Collateral for the period and to the extent provided in the Security Documents and in this Agreement and to receive their pro rata share of the Proceeds of the Collateral, if any, to the extent and at the time provided in the respective Security Documents and in this Agreement.


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

         (d) The Collateral Agent may at any time request approval from the Majority Benefited Parties as to any course of action or other matter relating hereto or any Security Document. Except as otherwise provided in this Agreement or the Security Documents, directions given by the Majority Benefited Parties to the Collateral Agent hereunder shall be in writing and binding on all Benefited Parties, including all Non-Directing Parties, for all purposes.

         (e) Nothing contained in this Agreement shall affect the rights of any Party to give the Issuer or any other Obligor notice of any default, accelerate or make demand for payment of their respective Benefited Obligations under the Financing Agreements. If the Majority Benefited Parties instruct the Collateral Agent to take any action, commence any proceedings or otherwise proceed against the Collateral or enforce any Security Documents, and such action or proceedings are or may be defective without the joinder of all Parties, then all Parties shall join in such actions or proceedings. Each Party agrees not to take any action to enforce any term or provision of the Security Documents (other than the Guaranties) or to enforce any of its rights in respect of the Collateral except through the Collateral Agent in accordance with this Agreement.

         (f) If the Collateral Agent has been notified in writing that an Event of Default has occurred, the Collateral Agent shall notify the Benefited Parties and may notify the Issuer of such determination. Any Benefited Party which has actual knowledge of an Event of Default, or facts which indicate that an Event of Default has occurred, shall deliver to the Collateral Agent a written statement describing such Event of Default or facts. Failure to do so, however, does not constitute a waiver of such Event of Default by the Benefited Parties. Upon receipt of a notice from a Benefited Party of the occurrence of an Event of Default, the Collateral Agent shall promptly (and in any event no later than three business days after receipt of such notice in the manner provided in
Section 10(a) hereof) give notice of such Event of Default to all Benefited Parties.

         (g) Unless an Event of Default has occurred and is continuing, the Collateral Agent may, without the approval of the Benefited Parties as required herein, release any Collateral under the Security Documents which is permitted to be sold or disposed of by any Obligor pursuant to the Credit Agreement and the Note Agreement and execute and deliver such releases as may be necessary to terminate of record the Benefited Parties' security interest in such Collateral. So long as no Event of Default shall have occurred and shall be continuing, the Collateral Agent shall release the Collateral upon the written direction of the Required Lenders. The Collateral Agent shall not be required to obtain the approval of the Required Noteholders in connection with the release of the Collateral unless an Event of Default shall have occurred and shall be continuing.

         (h) The Noteholders shall have the right, without the consent of the Lenders to amend, supplement, restate or replace (including an increase or decrease in the principal amount thereof) or waive the terms of the existing Note Agreement and the Senior Notes without in any way affecting the rights of the Senior Noteholders under this Agreement. The Lenders shall have the right, without the consent of the Senior Noteholders to amend, supplement, restate or replace or waive the terms of the existing Credit Agreement and the Credit Obligations without in any way affecting the rights of the Lenders under this Agreement. The Noteholders will furnish a copy of any amendment to the Noteholder Documents to the Agent promptly after the execution and delivery thereof. The Agent will furnish a copy of any amendment to the Bank Documents to the Noteholders promptly after the execution and delivery thereof.

         (i) Neither the Lenders nor the Noteholders shall directly or indirectly take any action, consent to the taking of any action, or cause or assist any Person to take any action, to challenge the validity, legality, perfection, priority or enforcement of the Security Documents or the Liens of the Security Documents on the Collateral. Subject to the terms and conditions of this Agreement, neither the Lenders nor the Noteholders shall directly or indirectly take any action, consent to the taking of any action, or cause or assist any Person to take any action, to challenge, object to, compete with or impede in any matter any act taken or proceeding commenced by another Party in connection with the Enforcement of the Credit Obligations or the Senior Note Obligations, as the case may be.

SECTION 4.      APPLICATION OF MONIES AND PROCEEDS.

         (a) Any and all monies and Proceeds received by the Collateral Agent or a Benefited Party in connection with a demand for payment or an Enforcement and any Preferential Payments required to be paid to all Benefited Parties in accordance with the provisions of Section 5, shall be delivered to the Collateral Agent and applied promptly by the Collateral Agent as follows:

                  FIRST: To the payment of the reasonable costs and expenses of such sale, collection or other realization, including reasonable fees and expenses of counsel, and all reasonable expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith;

                  SECOND: To the ratable payment of the Benefited Obligations then due and owing by such Obligor; provided that with respect to Benefited Obligations consisting of the undrawn amounts of outstanding Letters of Credit, payment shall be made to the Collateral Agent, to be retained as Collateral, for the ratable portion of the Benefited Obligations consisting of such undrawn amounts of outstanding Letters of Credit (provided that (i) if any such Letter of Credit is drawn upon, the Collateral Agent shall pay to the Benefited Party that issued such Letter of Credit the ratable portion of the amount of cash held as Collateral therefor pursuant to this clause which is allocable to the amount drawn upon such Letter of Credit; and (ii) if and to the extent that any such Letter of Credit shall expire or terminate, the amount of cash held as Collateral therefor pursuant to this clause shall be applied in accordance with this subsection 4(a)), calculated in accordance with the provisions of subsection 4(b); and

                  THIRD: After payment in full of all Benefited Obligations, to the payment to or upon the order of Obligors, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

Until such monies or Proceeds are so applied, the Collateral Agent shall hold such monies or Proceeds in its custody in accordance with its regular procedures for handling deposited funds.


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         (b) Any monies received by the Collateral Agent from any Obligor under the Financing Agreements in connection with a demand for payment or an Enforcement (including, without limitation, any Proceeds received by the Collateral Agent in respect of the Collateral) and any Preferential Payments (net of any amounts applied in accordance with Section 4(a) FIRST) shall be applied in accordance with the priority set forth in Section 4(a) SECOND so that each Benefited Party shall receive payment of its proportionate amount of all such Proceeds. Payment shall be based upon the proportion which the amount of such Benefited Obligations of such Benefited Party bears to the total amount of all Benefited Obligations of all such Benefited Parties, including, without limitation, Hedging Exposure to any Lender. For purposes of determining the proportionate amounts of all Benefited Obligations sharing in any such distribution, (i) the amount of the outstanding Credit Obligations shall be deemed to be the principal amount of the Credit Obligations then outstanding and all accrued interest and fees with respect thereto, and (ii) the amount of the outstanding Senior Note Obligations shall be deemed to be the principal amount of the Senior Notes then outstanding plus all accrued interest and fees with respect thereto including, without limitation, the Acceleration Premium Obligations, and (iii) the amount of the outstanding Hedging Exposure shall be deemed to be the amount of Obligor's obligations then due and payable (exclusive of expenses or similar liabilities, but including early termination payments then due) in connection with any Hedging Transaction and all accrued interest and fees with respect thereto.

         (c) Payments by the Collateral Agent in respect of (i) the Credit Obligations shall be made to the Agent for distribution to the Lenders in accordance with the Credit Agreement; (ii) the Senior Note Obligations shall be made as directed in writing by the Noteholder to whom such Senior Note Obligations are owed; and (iii) Hedging Exposure shall be made as directed by the Lender to which such is owed.

         (d) Such monies or Proceeds received by each Benefited Party under this Section shall be applied on the Benefited Obligations, first to accrued interest on such Benefited Obligations, second to the Acceleration Premium Obligations and fees then due and owing, and third to the unpaid principal amount of the Benefited Obligations and Hedging Exposure held by such Benefited Party.

SECTION 5.      PREFERENTIAL PAYMENTS AND SPECIAL TRUST ACCOUNT.

         (a) The Collateral Agent shall give each Benefited Party a written notice (a "Notice of Special Default") promptly, but no later than, three business days after being notified in writing by a Benefited Party that a Special Event of Default has occurred. After the receipt of such Notice of Special Default, all Preferential Payments other than those payments received pursuant to Section 5(b) shall be deposited into the Special Trust Account. Each Benefited Party agrees that no Event of Default shall occur as a result of payments so made on a timely basis to the Collateral Agent.

         (b) If (i) such Special Event of Default is waived by the Required Lenders or the Required Noteholders, or both, as the case may be, and if no other Event of Default has occurred and is continuing, (ii) such Special Event of Default is cured by the Obligors or by any waiver, or amendment of the Credit Agreement or the Note Agreement, as the case may be, and if no other

Event of Default has occurred and is continuing or (iii) the Benefited Obligations have not been accelerated and the Majority Benefited Parties have not instructed the Collateral Agent to seek the appointment of a receiver, commence litigation against any Obligor, liquidate the Collateral, commence a Bankruptcy Proceeding against any Obligor, seize Collateral, or exercise other remedies of similar character prior to the 90th day following such Special Event of Default, the Collateral Agent thereupon shall return all amounts, together with their pro rata share of interest earned thereon, held in the Special Trust Account representing payment of any Benefited Obligations to the Benefited Party initially entitled thereto, and no payments thereafter received by a Benefited Party shall constitute a Preferential Payment by reason of such cured or waived Special Event of Default. No payment returned to a Benefited Party for which such Benefited Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Preferential Payment. If the Special Event of Default is an Event of Default under the terms of the Credit Agreement and the Note Agreement, the Collateral Agent shall not return any payments to the Benefited Parties pursuant to (i) above unless the Required Lenders and the Required Noteholders have each waived such Special Event of Default.

         (c) Each Benefited Party agrees that upon the occurrence of a Special Event of Default it shall (i) promptly notify the Collateral Agent of the receipt of any Preferential Payments, (ii) hold such amounts in trust for the Benefited Parties and act as agent of the Benefited Parties during the time any such amounts are held by it, and (iii) deliver to the Collateral Agent such amounts for deposit into the Special Trust Account.

         (d) If the Benefited Obligations have been accelerated or the Majority Benefited Parties have instructed the Collateral Agent to commence Enforcement or commence a Bankruptcy Proceeding against any Obligor, then all funds, together with interest earned thereon, held in the Special Trust Account and all subsequent Preferential Payments shall be applied in accordance with the provisions of Section 4(a) above.

SECTION 6.      INFORMATION.

         If, in accordance with the terms of this Agreement, the Collateral Agent proceeds to enforce any Security Document or to collect, sell, otherwise dispose of or take any other action with respect to any of such agreements or the Collateral or any portion thereof or proposes to take any other action pursuant to or contemplated by this Agreement, the Parties hereto agree as follows:

                  (a) Each Lender shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Credit Obligations as at such date as the Collateral Agent may specify; and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by such Lender to be applied to satisfy Credit Obligations. Each Lender shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

                  (b) Each Noteholder shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the outstanding Senior Note Obligations owed to such Noteholder as at such date as the Collateral Agent may specify; (ii) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the amount that would be payable as a "Make Whole Amount" under the Note Agreement upon acceleration of such Noteholder's Senior Notes or any successor provision thereto if such "Make Whole Amount" were payable as of such date as the Collateral Agent may specify and (iii) promptly from time to time thereafter, notify the Collateral Agent of any payment received thereafter by such Noteholder to be applied to the principal of or interest or "Make Whole Amount" on the Senior Note Obligations owing to such Noteholder. Each Noteholder shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

                  (c) Each Lender party to a Hedging Transaction shall (i) promptly from time to time, upon the written request of the Collateral Agent, notify the Collateral Agent of the notional amount under such Hedging Transaction and the amount payable by any Obligor upon early termination of such Hedging Transaction at the date of termination as fixed by such Interest Rate Protection Agreement and (ii) promptly from time to time thereafter notify the Collateral Agent of any payment received by such Lender to be applied to amounts due upon early termination of such Hedging Transaction. Such Lender shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

SECTION 7.      ADDITIONAL PARTIES.

         (a) The Issuer may enter into one or more Successor Credit Agreements and such Successor Credit Agreement shall be secured by the Collateral as provided herein and in the Security Documents; provided that each Successor Lender party to such Successor Credit Agreement, or the agent on behalf of all such Successor Lenders to such Successor Credit Agreement, shall sign an acknowledgment in the form of Exhibit A attached to this Agreement, by which each such Successor Lender agrees to be bound by the terms of this Agreement, and by delivering a signed acknowledgment thereof executed by the Obligors to the Collateral Agent; and provided further that on the date of execution and delivery of such Successor Credit Agreement, and after giving effect to the indebtedness outstanding thereunder and the application of the proceeds therefrom, such indebtedness would be permitted by the Note Agreement.

         (b) The Issuer may enter into one or more supplements to the Note Agreement and the Senior Notes issued pursuant thereto shall be secured by the Collateral as provided herein and in the Security Documents; provided that each Noteholder party to such Supplement, shall sign an acknowledgment in the form of Exhibit B attached to this Agreement, by which each such Noteholder agrees to be bound by the terms of this Agreement, and by delivering a signed acknowledgment thereof executed by the Obligors to the Collateral Agent; and provided further that on the date of issuance of such additional Senior Notes, the incurrence by the Issuer of such indebtedness would not constitute an Event of Default under the Credit Agreement.

         (c) In the case of any Successor Credit Agreement, the Collateral Agent shall not be required to release any Collateral to any successor Collateral Agent unless the Credit Obligations in respect of the outstanding Credit Agreement shall have been paid in full or provision for such payment shall have been made which is satisfactory to the Required Lenders and the Required Noteholders.

SECTION 8.      DISCLAIMERS, INDEMNITY, ETC.

         (a) The Collateral Agent shall have no duties or responsibilities as a trustee except those expressly set forth in this Agreement and the Security Documents. The Collateral Agent shall not be responsible to any Benefited Party for any recitals, statements, representations or warranties contained in any Financing Agreement or in any certificate or other document referred to or provided for in, or received by any of them under, any Financing Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Financing Agreement or any other document referred to or provided for therein or any Lien under any of the Security Documents or the perfection or priority of any such Lien or for any failure by any Obligor, any Benefited Party or any other Person to perform any of its respective obligations under any Financing Agreement. Without limiting the foregoing, the Collateral Agent shall not be required to take any action under any Security Document, including, without limitation, any action to perfect any security interests granted in the Collateral pursuant to the Security Documents or to administer any Collateral unless instructed to do so by the Majority Benefited Parties. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for the gross negligence or willful misconduct of any such Person.

         (b) The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone or telecopy) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of independent legal counsel, independent accountants and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Majority Benefited Parties, and such instructions of the Majority Benefited Parties, and any action taken or failure to act pursuant thereto, shall be binding on all Parties, Directing Parties and Non-Directing Parties.

         (c) The Benefited Parties agree that they will indemnify the Collateral Agent in its capacity as the Collateral Agent, ratably in accordance with the amount of the Benefited Obligations held by such Benefited Parties to the extent neither reimbursed by Obligors under the Security Documents nor reimbursed out of any Proceeds pursuant to clause FIRST of Section 4(a) hereof, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement or any of the Security Documents or the enforcement of any of the terms of any thereof, including fees and expenses of counsel (including the allocated cost of internal counsel); provided, however, that no such Benefited Party shall be liable for any such payment to the extent the obligation to make such payment is found in a final judgment by a court of competent jurisdiction to have arisen solely from the Collateral Agent's gross negligence or willful misconduct.

         (d) Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall, notwithstanding anything to the contrary in Section 8(c) hereof, in all cases be fully justified in failing or refusing to act hereunder unless it shall be further indemnified to its reasonable satisfaction by the Parties against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

         (e) The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness or obligations relating to any Benefited Obligation as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form reasonably satisfactory to the Collateral Agent, shall have been delivered to the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness or obligations shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness or obligations and of any note or notes or other evidences of indebtedness or obligations issued in exchange therefor.

         (f) Except as expressly provided herein and in the Security Documents, the Collateral Agent shall have no duty to take any affirmative steps with respect to the administration or collection of amounts payable in respect of the Security Documents or the Collateral. The Collateral Agent shall incur no liability (except to the extent the actions or omissions of the Collateral Agent in connection therewith constitute gross negligence or willful misconduct) as a result of any sale of any Collateral, whether at any public or private sale.

         (g) The Collateral Agent may resign at any time by giving at least 30 days' notice thereof to the Parties (such resignation to take effect upon the acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder) and the Collateral Agent may be removed as the Collateral Agent at any time by the Majority Benefited Parties; provided that if an Event of Default shall exist such removal may be effected by either (1) the Required Lenders or (2) the Required Noteholders. In the event of any such resignation or removal of the Collateral Agent, the Majority Benefited Parties shall thereupon have the right to appoint a successor Collateral Agent which is not a Benefited Party. If no successor Collateral Agent shall have been so appointed by the Majority Benefited Parties and shall have accepted such appointment within 30 days after the notice of the intent of the Collateral Agent to resign or the removal of the Collateral Agent, then the retiring Collateral Agent may, on behalf of the other Parties, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause shall be a commercial bank or other financial institution organized under the laws of the United States of America or any state thereof having (1) a combined capital and surplus of at least $250,000,000 and (2) a rating upon its long-term senior unsecured indebtedness of "A-2" or better by Moody's Investors Service, Inc. or "A" or better by Standard & Poor's Corporation.

         Upon the acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Section 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

         (h) In no event shall the Collateral Agent or any Party be liable or responsible for any funds or investments of funds held by the Obligors or any of their Affiliates.

         (i) With respect to its pro rata share of the Benefited Obligations, Bank of America, N.A. (or its successor as the Collateral Agent), in its capacity as Lender shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Benefited Party, all as if Bank of America, N.A. were not appointed as the Collateral Agent pursuant hereto. The terms "Benefited Parties," "Lenders" or "Required Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include the Collateral Agent or any Affiliate (or its successor as the Collateral Agent) in its capacity as Lender and in its individual capacity as a Benefited Party, Lender or one of the Required Lenders. Bank of America, N.A. and its Affiliates may lend money to, and generally engage in any kind of business with, any Obligor as if Bank of America, N.A. were not acting as the Collateral Agent pursuant hereto and without any duty to account therefor to the Benefited Parties. Without limiting the foregoing, each Benefited Party acknowledges that (i) Bank of America, N.A. is both a Lender and an agent under the Credit Agreement and a collateral agent under the Bank Security Documents, (ii) Bank of America, N.A. may continue to engage in any credit decisions with respect to the Credit Agreement and any Hedging Transaction under which it is a Lender without any duty to account therefor to the Benefited Parties by reason of its appointment as the Collateral Agent and (iii) Bank of America, N.A. is acting as a collateral agent under the Noteholders' Security Documents.

         (j) Each Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Party and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Financing Agreements to which it is a party. Each Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Party and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Agreements to which it is a party.

SECTION 9.      INVALIDATED PAYMENTS.

         If any amount distributed by the Collateral Agent to a Benefited Party in accordance with the provisions of this Agreement is subsequently required to be returned or repaid by the Collateral Agent or such Benefited Party to the Obligors or any Affiliate thereof or their respective representatives or successors in interest, whether by court order, settlement or otherwise (a "Repayment Event"), the Collateral Agent shall thereafter apply monies (including, without limitation, Proceeds) received in a manner consistent with the terms of this Agreement such that all Benefited Parties receive such portion of the payments as would have been received had the original payment which gave rise to such Repayment Event not occurred. If a

Repayment Event occurs which results in the Collateral Agent being required to return or repay any amount distributed by it under this Agreement, the Benefited Party to which such amount was distributed shall, promptly upon its receipt of a notice thereof from the Collateral Agent, pay the Collateral Agent such amount; provided, that if any Benefited Party shall fail to promptly pay such amount to the Collateral Agent, the Collateral Agent may deduct such amount from any amounts payable thereafter to such Benefited Party under this Agreement.

SECTION 10.     MISCELLANEOUS.

         (a) The Obligors acknowledge that they have actual notice of the terms of this Agreement, consent hereto, agree to be bound by the terms hereof and covenant with each of the Parties that they will at all times during the continuance hereof comply and act in accordance with the terms and provisions of this Agreement, and cause each of the other Obligors to do so. The Obligors also acknowledge that the terms of this Agreement are for the sole benefit of the Lenders and Noteholders, and that nothing in this Agreement shall be construed as conferring any rights upon the Obligors or any third party.

         (b) All notices and other communications provided for herein shall be in writing and may be sent by overnight air courier, facsimile communication or United States mail and shall be deemed to have been given when delivered by overnight air courier, upon receipt of facsimile communication if concurrently with transmission of such facsimile, a copy thereof shall be sent by overnight courier to the address specified for such notice or communication, or five business days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the Parties hereto (until notice of a change thereof is delivered as provided in this Section 10(b)) shall (i) in the case of the Collateral Agent and the Agent, be as set forth under each such Party's name on the signature pages (including acknowledgments) hereof and (ii) in the case of the Noteholders, be as set forth in Schedule A to the Note Agreement or any supplement thereto.

         (c) This Agreement may be amended, modified or waived only by an instrument or instruments in writing signed by the Required Noteholders, Agent and the Collateral Agent; provided, however, that Section 7 of this Agreement may not be amended or modified without the written consent of the Issuer.

         (d) This Agreement shall be binding upon and inure to the benefit of the Collateral Agent, each Party and their respective successors and assigns. In the event that the holder of any Credit Obligation or Senior Note shall transfer such Credit Obligation or Senior Note, it shall promptly so advise the Collateral Agent and the Issuer. Each transferee of any Credit Obligation or Senior Note shall take such Credit Obligation or Senior Note subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken or authorized hereunder, by each previous holder of such Credit Obligation or Senior Note, prior to the receipt by the Collateral Agent of written notice of such transfer; and, except as expressly otherwise provided in such notice, the Collateral Agent and the Issuer shall be entitled to assume conclusively that the transferee named in such notice shall thereafter be vested with all rights and powers as a Party under this Agreement. Upon the written request of any Party, the Collateral

Agent will provide any Party with copies of any written notices of transfer received pursuant hereto.

         (e) This Agreement shall continue to be effective among the Parties even though a case or proceeding under any bankruptcy or insolvency law or any proceeding in the nature of a receivership, whether or not under any insolvency law, shall be instituted with respect to the Issuer or any other Obligor, or any portion of the property or assets of the Issuer or any other Obligor, and all actions taken by the Parties with regard to such proceeding shall be by the Majority Benefited Parties; provided, however, that nothing herein shall be interpreted to preclude any Party from filing a proof of claim with respect to its Benefited Obligations or from casting its vote, or abstaining from voting, for or against confirmation of a plan of reorganization in a case of bankruptcy, insolvency or similar law in its sole discretion; provided further that in the event any Party fails to file a proof of claim, the Collateral Agent may file a proof of claim on behalf of such party in respect of a Benefited Obligation.

         (f) Each Party hereto agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments as any other Party hereto may reasonably request to carry into effect the terms, provisions and purposes of this Agreement or to better assure and confirm unto such other Party hereto its respective rights, powers and remedies hereunder.

         (g) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. A telecopy of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of effectiveness of this Agreement.

         (h) This Agreement shall become effective immediately upon execution by the Parties and shall continue in full force and effect among the Parties until one year following the date upon which all Benefited Obligations are irrevocably paid in full and all commitments under the Credit Agreement have been terminated.

         (i) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TEXAS.

         (j) Headings of sections of this Agreement have been included herein for convenience only and should not be considered in interpreting this Agreement.

         (k) Nothing in this Agreement or the Security Documents, expressed or implied, is intended or shall be construed to confer upon or give to any Person other than the Benefited Parties, any right, remedy or claim under or by reason of any such agreement or any covenant, condition or stipulation herein or therein contained.

         (l) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date and year first written above.

                                         BANK OF AMERICA, N.A., as Collateral
                                         Agent


                                         By
                                           -----------------------------------
                                           Name:  Craig S. Wall
                                           Title: Senior Vice President

                                         Notice Address:

                                         Bank of America, N.A.
                                         Attn: Craig S. Wall
                                         Telecopier No.:  (713) 247-7748



                                         BANK OF AMERICA, N.A., individually
                                         and as Administrative Agent for the
                                         Lenders


                                         By
                                           -----------------------------------
                                           Name:  Craig S. Wall
                                           Title: Senior Vice President

                                         Notice Address:

                                         Bank of America, N.A.
                                         Attn:  Craig S. Wall
                                         Telecopier No.:  (713) 247-7748

                                      -----------------------------------,
                                      as a Noteholder

                                      By
                                         -----------------------------------
                                         Name:
                                         Title:


                                      By
                                         -----------------------------------
                                         Name:
                                         Title:


                                      -----------------------------------,
                                      as a Noteholder


                                      By
                                         -----------------------------------
                                         Name:
                                         Title:

         The undersigned (the "Obligors") hereby acknowledge and agree to the foregoing terms and provisions contained in this Intercreditor Agreement. By executing this Intercreditor Agreement, the Obligors agree to be bound by the provisions thereof as they relate to the relative rights of the Benefited Parties as among such Benefited Parties; provided, however, that nothing in this Intercreditor Agreement shall amend, modify, change or supersede the respective terms of the Financing Agreements as between the Benefited Parties or any of them and the Obligors. In the event of any conflict or inconsistency between the terms of this Intercreditor Agreement and the Financing Agreements, the Financing Agreements shall govern as between the Benefited Parties thereto and the Obligors further agree that the terms of this Intercreditor Agreement shall not give the Obligors any substantive rights vis a vis any Benefited Party or the Collateral Agent and that it shall not use the violation of this Intercreditor Agreement by any of the Parties hereto as a defense to the enforcement by any Benefited Party under any Financing Agreement, nor assert such violation as a counterclaim or basis for set-off or recoupment against any of them. The Obligors further acknowledge and agree that the scope of the agency granted by this Intercreditor Agreement to the Collateral Agent hereunder is strictly limited by this Intercreditor Agreement and is a separate and distinct grant from the grants of agency contained in the Credit Agreement and the Noteholders' Security Agreement. By its execution hereof, the Obligors hereby represent to each of the Benefited Parties and the Collateral Agent that the execution, delivery and performance by the Obligors of the Note Agreement and the other Noteholder Documents does not constitute a violation of any of the provisions of the Credit Agreement or other Bank Documents.

    [SUBSIDIARY GUARANTORS]                     QUANTA SERVICES, INC.

    By                                          By
      -----------------------------               ---------------------------
                              Title                                     Title
      ------------------------                    ----------------------

                            FORM OF ACKNOWLEDGMENT TO

                  INTERCREDITOR AGREEMENT FOR SUCCESSOR LENDERS

         Reference is hereby made to the Intercreditor Agreement dated as of March 23, 2000 (the "Agreement"), among Bank of America, N.A., as Agent for the Lenders party to the Credit Agreement and Bank of America, N.A., as the Collateral Agent, and the Noteholders party thereto and certain other Parties, if any, thereto. The undersigned Successor Lender or its agent has entered into a Credit Agreement dated as of _______________ with Quanta Services, Inc. and desires the Credit Obligations with respect thereto to be secured by the Security Documents and constitute Benefited Obligations under the Agreement. The undersigned has obtained the consent of the Collateral Agent under the Agreement and acknowledges the terms of the Agreement and agrees to be bound thereby.


                                                                              ,
                                        --------------------------------------
                                        as a Successor Lender

                                        By
                                          ------------------------------------
                                        Title
                                             ----------------------------------
                                        Date
                                            -----------------------------------

                                        Notice Address:

                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------

                                        Acknowledged and Agreed:

                                        BANK OF AMERICA, N.A., as Collateral
                                        Agent

                                        By
                                          ------------------------------------
                                        Title
                                             ----------------------------------
                                        Date
                                            -----------------------------------


                                        QUANTA SERVICES, INC.

                                        By
                                          ------------------------------------
                                        Title
                                             ----------------------------------
                                        Date
                                            -----------------------------------


                                        --------------------------------------
                                        (Other Obligors)

                                        By
                                          ------------------------------------
                                        Title
                                             ----------------------------------
                                        Date
                                            -----------------------------------



                                    EXHIBIT A
                          (to Intercreditor Agreement)

                            FORM OF ACKNOWLEDGMENT TO

               INTERCREDITOR AGREEMENT FOR ADDITIONAL NOTEHOLDERS

         Reference is hereby made to the Intercreditor Agreement dated as of March 23, 2000 (the "Agreement"), among Bank of America, N.A., as Agent for the Lenders party to the Credit Agreement referenced therein and Bank of America, N.A., as the Collateral Agent, and the Noteholders party thereto and certain other Parties, if any, thereto. The undersigned has entered into a supplement to the Note Agreement with Quanta Services, Inc. and desires the issued thereunder to be secured by the Security Documents and constitute Benefited Obligations under the Agreement. The undersigned has obtained the consent of the Collateral Agent under the Agreement and acknowledges the terms of the Agreement and agrees to be bound thereby.


                                                                              ,
                                        --------------------------------------
                                        as a Successor Lender

                                        By
                                          ------------------------------------
                                        Title
                                             ----------------------------------
                                        Date
                                            -----------------------------------

                                        Notice Address:

                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------

                                        Acknowledged and Agreed:

                                        BANK OF AMERICA, N.A., as Collateral
                                        Agent

                                        By
                                          ------------------------------------
                                        Title
                                             ----------------------------------
                                        Date
                                            -----------------------------------


                                        QUANTA SERVICES, INC.

                                        By
                                          ------------------------------------
                                        Title
                                             ----------------------------------
                                        Date
                                            -----------------------------------


                                        --------------------------------------
                                        (Other Obligors)

                                        By
                                          ------------------------------------
                                        Title
                                             ----------------------------------
                                        Date
                                            -----------------------------------



                                    EXHIBIT B
                          (to Intercreditor Agreement)